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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed S-8 Registration Statements (File No. 333-19329, File No. 33-72152, and File No. 33-72154).









/s/ ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
December 28, 1998